APPLICATION FOR SUBSCRIPTION FOR COMMON STOCK

WHERIFY WIRELESS, INC.

2000 Bridge Parkway, Suite 201
Redwood Shores, CA 94065

ORIGINAL STOCK ISSUE: Up to 10,000,000 shares of the common stock of Wherify Wireless, Inc., 0.01 par value ("Common Stock"), are to be subscribed for and issued at $______ per share (the "Offering").

The undersigned, having received and read the Prospectus of Wherify Wireless, Inc. ("Wherify"), dated ________, 2006 (the "Prospectus"), does hereby offer to purchase up to______ shares of the Common Stock at a subscription price of $______ per share. (For more information regarding the Common Stock, please refer to the Prospectus).

Wherify can accept this Application for all or any portion of the shares applied for, or it can reject this Application in its entirety, in its sole discretion. In the event that Wherify rejects all or a portion of the requested subscription offer, it will refund to the subscriber all, or the appropriate portion, of the amount remitted with this Application without interest. Wherify will decide which subscription offers (or portions thereof) to accept, and all appropriate refunds will be mailed no later than 10 business days following rejection.

IMPORTANT: THE TOP TWO COPIES OF THIS APPLICATION, COMPLETED AND SIGNED (INCLUDING THE COMPLETION OF THE SUBSTITUTE FORM W-9 INCLUDED IN THIS APPLICATION), AND PAYMENT IN FULL FOR ALL SHARES SUBSCRIBED FOR, MUST BE RECEIVED BY WHERIFY BY 5:00 P.M., PACIFIC STANDARD TIME, ON OR BEFORE______, 2007 (the "Offering Expiration Date"). THERE ARE NO MINIMUM PURCHASE REQUIREMENTS. WE URGE YOU TO REMIT PROMPTLY, SINCE THE OFFERING MAY CLOSE PRIOR TO THE OFFERING EXPIRATION DATE. PLEASE MAIL THE TOP TWO COPIES OF THE SUBSCRIPTION APPLICATION TO WHERIFY AT: 2000 BRIDGE PARKWAY, SUITE 201, REDWOOD SHORES, CA 94065, ATTN: MARK E. GITTER. Payment may be made (a) by certified check, bank check, personal check or money order payable to "Wherify Wireless, Inc. Offering Account," or (b) by wire transfer of funds to the "Wherify Wireless, Inc. Offering Account," ABA No. ____________, Account No. ___________, Attn: _______________. The subscription price will be deemed to have been received by Wherify only upon (i) clearance of any uncertified check; (ii) receipt of any certified check or cashier's check or of any postal, telegraphic or express money order; or (iii) receipt of collected funds in the stock offering account designated above. If you are paying by uncertified personal check, please be aware that funds paid in this manner may take at least five (5) business days to clear. Accordingly, subscribers who wish to pay the subscription price by means of uncertified personal check are urged to make payment sufficiently in advance of the expiration date of the offering to ensure that such payment is received and clears by the expiration date and are urged to consider payment by means of certified or cashier's check, money order or wire transfer of funds.

If you have questions as to how to complete the subscription agreement, you should contact Mark E. Gitter, our Chief Financial Officer and Treasurer, at (650) 551-5230.

Shares purchased by the undersigned shall be registered as listed below. (If certificates for shares are to be issued in more than one name, please specify whether ownership is to be as tenants in common, joint tenants, etc. If certificates for shares are to be issued in the name of one person for the benefit of another, please indicate whether registration should be as trustee or custodian for such person).

Name(s) in which Shares are to be Registered (Please Print)	Number of Shares (At $______ Per Share)

By executing this Application, the undersigned hereby acknowledge(s) and agree(s) to all of the terms and conditions set forth in the Prospectus as well as all of the following terms and conditions:

The funds received by Wherify from the undersigned and deposited in the Offering Account described in the Prospectus will be held by Wherify pending acceptance of the subscription, rejection of the subscription or cancellation of the Offering. We intend to conduct the first closing of the sale of shares on or before _________, 2006 and subsequent sequential closings on approximately a bi-weekly and/or monthly basis. We reserve the right to reject any subscription, in whole or in part, in our sole discretion. If we elect not to accept a subscription, all funds received from the subscriber will be returned within 10 business days of the rejection, without interest. We intend to deliver certificates representing shares for accepted subscriptions within approximately 10 days after each sequential closing.

IN WITNESS WHEREOF, the undersigned has (have) executed this Application and returned the top two copies thereof to Wherify at the address set forth above, accompanied by payment in full in the manner set forth above. I (We) understand that all information submitted on this Application will be treated confidentially by Wherify.

Dated:_________________________, 2006

(Signature)	(Signature)

Name (please print or type)	Name (please print or type)

Please print title or capacity (if other than individual shareholder)	Please print title or capacity (if other than individual shareholder)

Street Address	Street Address

City and State Zip	City and State Zip

Telephone	Telephone

Social Security Number	Social Security Number

Taxpayer Identification Number (if applicable)	Taxpayer Identification Number (if applicable)

Broker-Dealer: If shares are purchased through, or upon the recommendation of a broker-dealer, please indicate in the space provided the name of the broker-dealer:

Name	Account Executive	Office

Special Delivery Instructions: If the shares subscribed for are to be delivered to someone other than the above subscriber (such as a bank, broker, trustee, etc.), or to an address different than that shown above, please indicate:

Name	Address

Account Number	City, State, Zip Code

IF SHARES ARE TO BE HELD IN JOINT OWNERSHIP,
ALL JOINT OWNERS SHOULD SIGN THIS APPLICATION
SUBSTITUTE FORM W-9

Each prospective investor is required to provide a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below, and to sign and date said form. If the prospective investor is an individual, the TIN is his or her social security number. Part 3 of the Substitute Form W-9 should be completed if the prospective investor has not been issued a TIN and has applied for a number or intends to apply for a number in the near future.

Substitute FORM W-9	Part I - Please provide your TIN in the box at right and certify by signing and dating below	Social Security Number or Employer Identification No .

Department of the Treasury Internal Revenue Service
Part 2 I am not subject to backup withholding because (1) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Payer's Request for Taxpayer Identification Number (TIN)	CERTIFICATION: UNDER PENALTY OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Part 3 Awaiting TIN
Signature:
Date:
(If awaiting TIN write "Applied For" above)

RETURN THE TOP TWO COPIES. THE THIRD COPY IS FOR YOUR RECORDS
ORIGINAL — White [Return to Wherify]
COPY — Yellow [Return to Wherify]
CUSTOMER COPY — Pink [Retain]